SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         Money Market Obligations Trust
                (Name of Registrant as Specified In Its Charter)
                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                                              MONEY MARKET OBLIGATIONS TRUST
                                             Automated Cash Management Trust
                                               Government Obligations Fund
                                         Government Obligations Tax-Managed Fund
                                                Tax-Free Obligations Fund
                                                Treasury Obligations Fund

Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Money Market Obligations Trust will hold a special meeting of shareholders of Automated Cash Management Trust, Government Obligations Fund, Government Obligations Tax-Managed Fund, Prime Obligations Fund, Tax-Free Obligations Fund and Treasury Obligations Fund on June 24, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.



Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?


The proposals include the election of Trustees, ratification of independent auditors, and changes to the Trust's fundamental investment policies.



Why are individuals recommended for election to the Board of Trustees?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.


Why am I being asked to vote on the ratification of independent auditors?
The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the funds and their investors. The Board of Trustees approved the selection of Arthur Andersen LLP, long-time auditors of the Trust, for the current fiscal year.

Why are the Funds' "fundamental policies" being eliminated?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.



The proposed amendments will:



o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o eliminate fundamental policies that are no longer required by the securities laws of individual states.

Federated Investment Management Company, the Trust's adviser, is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.


How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

                              After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

3






                                                                      DEFINITIVE





                         MONEY MARKET OBLIGATIONS TRUST

                         Automated Cash Management Trust
                           Government Obligations Fund
                     Government Obligations Tax-Managed Fund
                             Prime Obligations Fund
                            Tax-Free Obligations Fund
                            Treasury Obligations Fund

                            NOTICE OF SPECIAL MEETING
                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 24, 1999


                  A Special Meeting in lieu of Annual Meeting of the shareholders of Money Market Obligations Trust (the "Trust"), which presently consists of six portfolios or series, Automated Cash Management Trust (the "Cash Management Fund"), Government Obligations Fund (the "Government Fund'), Government Obligations Tax-Managed Fund (the "Tax-Managed Fund"), Prime Obligations Fund (the "Prime Fund"), Tax-Free Obligations Fund (the "Tax-Free Fund") and Treasury Obligations Fund (the "Treasury Fund") (individually, the "Fund" and collectively, the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 24, 1999 to consider proposals:

                     (1)   To elect three Trustees.

                     (2) To ratify the selection of the Trust's independent auditors.

                     (3) To make changes to the Funds' fundamental investment policies:



                           (a) To amend the Funds' fundamental investment policy regarding diversification (all Funds except Cash Management Fund);

                           (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                           (c) To amend the Funds' fundamental investment
policies regarding investing in real estate;

                           (d) To amend the Funds' fundamental investment
policies regarding investing in commodities;

                           (e) To amend the Funds' fundamental investment
policies regarding underwriting securities;

                           (f) To amend the Funds' fundamental investment
policies regarding lending assets;

                           (g) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry;

                           (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets;

                           (i) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin;

                           (j) To amend, and to make non-fundamental, the Cash Management Fund's fundamental investment policies regarding the types of money market instruments that the Fund is permitted to purchase (Cash Management Fund only);

                           (k) To amend, and to make non-fundamental, the Cash Management Fund's fundamental investment policy regarding investing in other investment companies (Cash Management Fund only);

                           (l) To make non-fundamental the Cash Management Fund's fundamental investment policy regarding investing in U.S. government securities (Cash Management Fund only);

                           (m) To make non-fundamental the Cash Management Fund's fundamental investment policy regarding purchasing bank instruments (Cash Management Fund only);

                           (n) To make non-fundamental the Cash Management Fund's fundamental investment policy regarding purchasing commercial paper (Cash Management Fund only);

                           (o) To make non-fundamental the Cash Management Fund's fundamental investment policy regarding engaging in repurchase agreement transactions (Cash Management Fund only); and

                           (p) To make non-fundamental the Cash Management Fund's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions (Cash Management Fund only).

                     (4) To eliminate certain of the Funds' fundamental investment policies:

                           (a) To remove the Funds' fundamental investment
policies regarding selling securities short;

                           (b) To remove the Prime Fund's and the Tax-Free Fund's fundamental investment policies regarding investing in restricted securities (Tax-Free Fund and Prime Fund only);

                           (c) To remove the Cash Management Fund's fundamental investment policy regarding investing for the purpose of exercising control (Cash Management Fund only); and

                           (d) To remove the Cash Management Fund's fundamental investment policy regarding the purchase of securities of certain issuers (Cash Management Fund only).

                           To transact such other business as may properly come
before the meeting or any adjournment thereof.



The Board of Trustees has fixed April 26, 1999 as the record date for determination of shareholders entitled to vote at the meeting.



                                             By Order of the Board of Trustees,


                                             John W. McGonigle
                                             Secretary

May 7, 1999

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

4





                                TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting...............................4

Election of Three Trustees.................................................5

About the Election of Trustees.............................................5

Trustees Standing for Election.............................................6

Ratification of the Selection of Independent Auditors......................6

Approval of Changes to the Funds' Fundamental Investment
     Policies..............................................................7

Approval of the Elimination of Certain Fundamental
     Investment Policies of the Funds.....................................20

Information About the Trust...............................................23

Proxies, Quorum and Voting at the Meeting.................................23

Share Ownership of the Trustees...........................................23

Trustee Compensation......................................................24

Officers of the Trust.....................................................26

Other Matters and Discretion of Attorneys Named in the Proxy..............27

53



                                                                               5
                                                                      DEFINITIVE




                                 PROXY STATEMENT


                         MONEY MARKET OBLIGATIONS TRUST

                         Automated Cash Management Trust
                           Government Obligations Fund
                     Government Obligations Tax-Managed Fund
                             Prime Obligations Fund
                            Tax-Free Obligations Fund
                            Treasury Obligations Fund

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of six portfolios or series, Automated Cash Management Trust (the "Cash Management Fund"), Government Obligations Fund (the "Government Fund"), Government Obligations Tax-Managed Fund (the "Tax-Managed Fund"), Prime Obligations Fund (the "Prime Fund"), Tax-Free Obligations Fund (the "Tax-Free Fund") and Treasury Obligations Fund (the "Treasury Fund") (individually, a "Fund" and collectively, the "Funds"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on June 24, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



         The Board has considered the proposed changes to the Funds' investment policies and has approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 7, 1999, to shareholders of record at the close of business on April 26, 1999 (the "Record Date").

         On the Record Date, the Funds had total outstanding shares of beneficial interest as follows:

         Cash Management Fund:                       2,395,727,714.864
         Government Fund:                            5,882,610,367.066
         Tax-Managed Fund:                           2,427,248,419.066
         Prime Fund:                                 8,661,658,452.703
         Tax-Free Fund:                              3,279,401,520.281
         Treasury Fund:                              11,389,795,003.76

         The Funds' annual prospectuses, which include audited financial statements for the fiscal year ended July 31, 1998, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended January 31, 1999, were also previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.





                     PROPOSAL #1: ELECTION OF THREE TRUSTEES

     The persons named as proxies intend to vote in favor of the election of John F. Cunningham, Charles F. Mansfield, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. The Nominees are presently serving as Trustees, and were appointed Trustees on January 1, 1999 to fill vacancies created by the decision to expand the size of the Board. Please see "About the Election of Trustees" below for current information about the Nominees.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the three individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of the Trustees standing for election, along with their addresses, birthdates, present positions with the Trust, and principal occupations during the past five years:


Trustees Standing for Election

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Trustee



Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.




Charles F. Mansfield, Jr.
80 South Road
Westhampton, NY

Birthdate:  April 10, 1945

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.


John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.


       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Arthur Andersen LLP (the "Auditors") for the current fiscal year at a Board meeting held on August 18, 1998.

         The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

         Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
              VOTE TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS



                        APPROVAL OF CHANGES TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction to Proposals #3(a) to #3(p) and #4(a) to #4(d).



         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

         After the Trust was formed in 1988, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

         The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

          (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.




                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the     Board of Trustees and shareholders          Board of Trustees
policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Trustees

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Trustees

         The recommended changes are specified below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Funds' investment objectives. Although the proposed changes in fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in material changes in the levels of investment risk associated with investment in the Funds. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Funds are managed.

         The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #3(a): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                       POLICIES REGARDING DIVERSIFICATION

This Proposal Pertains to Each Fund Except the Cash Management Fund.

         Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

         The Funds' present policies regarding diversification state:

         Government Fund, Tax-Managed Fund and Treasury Fund:
         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer."

         Prime Fund and Tax-Free Fund:
         "With respect to 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer."



         In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Trustees propose to amend the Funds' diversification policies to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policies will comply with the U.S. Securities and Exchange Commission's (the "SEC" or "Commission") general definition of diversification. The new policies would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation.



         Upon approval of the Funds' shareholders, the fundamental investment policy governing diversification for each Fund will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

         The Funds are governed by Rule 2a-7 of the 1940 Act. This rule imposes stricter diversification requirements on money market funds. It generally requires that a Fund not invest more than 5% of its total assets in the securities of any issuer.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires the Funds to have a fundamental investment policy defining their ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

         Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

         Government Fund, Prime Fund and Tax-Managed Fund:
         "The Fund will not issue senior securities except the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements."

         Cash Management Fund, Tax-Free Fund and Treasury Fund:
         "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

Senior Securities-Generally. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.



         The investment policies of the Funds permit borrowing, but restrict borrowing only as a temporary measure for extraordinary purposes, and restrict the types of portfolio securities that may be acquired while borrowings are outstanding. The proposed investment policy would provide greater flexibility to the Funds, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements, if the Funds' investment policies permit), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities by each Fund will state:

         "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTING IN REAL ESTATE



         Under the 1940 Act, the Funds' policies concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate. The current policies, however, allow the Funds (except for the Treasury Fund) to invest in companies that deal in real estate, or to invest in securities that are secured by real estate, and state:

         Cash Management Fund:
         "The Fund will not invest in real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor interests [in real estate]."



         Government Fund, Prime Fund and Tax-Managed Fund:
         "The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

         Tax-Free Fund:
         "The Fund will not purchase or sell real estate, although it may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

         Treasury Fund:
         "The Fund will not purchase or sell real estate, including limited partnership interests."

         The proposed fundamental investment policy will not permit the Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. Upon shareholder approval, the fundamental investment policy governing investments in real estate by each Fund will state:

         "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                      REGARDING INVESTMENTS IN COMMODITIES



         Under the 1940 Act, the Funds' policies concerning investments in commodities must be fundamental. The Funds, except the Cash Management Fund, are currently subject to fundamental investment restrictions prohibiting the purchase or sale of commodities, commodity contracts or commodity futures contracts. The Cash Management Fund is subject to a similar fundamental policy, which provides:

         "The Fund will not invest in commodities or commodity contracts, except that it may purchase money market instruments issued by companies that invest in or sponsor interests [in commodities or commodity contracts]."



         Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. For purposes of the proposed investment policy, the Funds do not consider financial futures contracts to be commodities.

         Upon shareholder approval, the fundamental investment policy governing investments in commodities for each Fund will state:

         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, the Funds' policies relating to underwriting are required to be fundamental. The Funds currently are subject to fundamental investment policies prohibiting them from acting as an underwriter of the securities of other issuers, and state:

         Cash Management Fund:
         "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations."

         Each Fund Except Cash Management Fund:
         "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting for each Fund will state:

         "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

         This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement to standardized language to be used by the Federated Funds, and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                            REGARDING LENDING ASSETS

         Under the 1940 Act, the Funds' policies concerning lending must be fundamental. The Funds currently are subject to fundamental investment restrictions limiting their ability to make loans which state:

         Cash Management Fund:
         "The Fund will not lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements, permitted by its investment objective and policies."

         Government Fund, Prime Fund and Treasury Fund:
         "The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by its investment objective, policies, and limitations or Declaration of Trust."

         Tax-Free Fund:
         "The Fund will not lend any of its assets. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, or engaging in other transactions where permitted by its investment objective, policies, and limitations or Declaration of Trust."

         Tax-Managed Fund:
         "The Fund will not lend any of its assets, except that it may purchase or hold portfolio securities permitted by its investment objective, policies, and limitations or Declaration of Trust."

         In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental restrictions specifically permit such investments. In addition, the Funds' current fundamental policies (in the case of the Government Fund, the Prime Fund and the Treasury Fund), and the Funds' proposed policies, explicitly permit the Funds to lend their portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Funds currently are subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. Upon approval of the Funds' shareholders, the fundamental investment policy governing lending assets for each Fund will state:

         "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #3(g): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, the Funds' policies relating to the concentration of their investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).



         The Funds, with the exception of the Prime Fund (which is discussed on the next page), currently have a fundamental investment policy prohibiting them from concentrating their investments in a single industry:



         Cash Management Fund:
         "The Fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in one industry. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry."

         Government Fund and Treasury Fund:
         "The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, and repurchase agreements collateralized by such U.S. government securities."

         Tax-Free Fund:
         "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. The Fund may invest, as temporary investments, 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements. The Fund does not intend to purchase securities that would increase the percentage of its assets invested in the securities of governmental subdivisions located in any one state, territory, or U.S. possession to 25% or more. However, the Fund may invest 25% or more of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. If the value of the Fund's assets invested in the securities of a government subdivision changes because of changing values, the Fund will not be required to make any reduction in its holdings."

         Tax-Managed Fund:
         "The Fund will not invest 25% or more of the value of its total assets in any one industry. The U.S. government is not considered to be an industry."

         Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration by each Fund, except the Prime Fund, will provide:



         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."



         The Trust's Board has also approved a related non-fundamental policy for each Fund, other than the Prime Fund, which will be adopted if the new fundamental policy is approved by shareholders, and which provides that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

         In the case of the Prime Fund, the Fund currently has a fundamental investment policy pertaining to concentration that states:

         "The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund will generally invest 25% or more of the value of its total assets in the commercial paper issued by finance companies. The Fund may invest 25% or more of the value of its total assets in cash or cash items or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements."

         The Trust's investment adviser has recommended that the policy be restated and amended to provide:





         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund may invest 25% or more of the value of its total assets in the commercial paper issued by finance companies. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect."



         In conjunction with the amendment of the Prime Fund's fundamental investment policy on concentration, the Prime Fund is also presently subject to an investment policy regarding its concentration in commercial paper and bank instruments that states:

         "As a matter of policy which cannot be changed without shareholder approval, the Fund will generally invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified in the industry of their parent's corporation. In addition, the Fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment. Concentrating investments in one industry may subject the Fund to more risk than if it did not concentrate."

         The Prime Fund's investment adviser believes, and the Board has concluded, that this fundamental investment policy unnecessarily limits the Prime Fund's permissible investments in commercial paper and prevents the Prime Fund from pursuing possible investment opportunities. The Trust's management has proposed that the policy be made non-fundamental. By making this policy non-fundamental, the Prime Fund will enhance its flexibility in the future by being able to invest in a broader array of instruments. If approved by shareholders, the Prime Fund's investments in commercial paper will continue to be subject to the quality standards of Rule 2a-7 under the 1940 Act, and the credit analysis of the Prime Fund's investment adviser.

         If approved by shareholders, the Prime Fund's non-fundamental investment policy regarding investing in commercial paper will state:

         "The Fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified in the industry of their parent's corporation. In addition, the Fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment. Concentrating investments in one industry may subject the Fund to more risk than if it did not concentrate."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



     PROPOSAL  #3(h):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

         The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Trust believes the policies on pledging assets should be made non-fundamental. The non-fundamental policies would be similar to the fundamental policies proposed to be eliminated, which state:



         Cash Management Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing."

         Government Fund, Prime Fund, Tax-Free Fund, Tax-Managed Fund and Treasury Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the pledge."

         The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. While the Funds are proposing to eliminate the 10% or 15% limitation, as applicable, on the amount of the Funds' assets that can be pledged, the Funds do not presently intend to exceed these limitations in the future.

         Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Funds would become subject to the following non-fundamental policy:

         "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



     PROPOSAL  #3(i):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN

         The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental policies be replaced with non-fundamental restrictions. The Funds' current policies provide:

         Cash Management Fund:
         "The Fund will not purchase any money market instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments."

         Government Fund, Prime Fund, Tax-Free Fund, Tax-Managed Fund and
          Treasury Fund:
         "The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."

         The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restrictions. Upon the approval of the elimination of the existing fundamental policies on engaging in margin transactions, the Funds would become subject to the following non-fundamental policy:



         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

         This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement to standardized language to be used by all Federated Funds, and is being submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


             PROPOSAL #3 (j): TO AMEND, AND TO MAKE NON-FUNDAMENTAL,
                THE CASH MANAGEMENT FUND'S FUNDAMENTAL INVESTMENT
            POLICIES REGARDING THE TYPES OF MONEY MARKET INSTRUMENTS
                     THAT THE FUND IS PERMITTED TO PURCHASE

This Proposal Pertains to the Cash Management Fund Only.

         The investment objective of the Cash Management Fund is to provide stability of principal and current income consistent with stability of principal. One of the Fund's current fundamental investment policies with which it complies in pursuing its objective relates to the maturity of the money market instruments that the Fund may purchase, and states:



"The Fund invests in a portfolio of money market instruments maturing in thirteen months or less."

         This policy was adopted to comply with the provisions that, at the time, governed the maximum maturity of portfolio securities under Rule 2a-7 of the 1940 Act. The purpose of this provision of Rule 2a-7 is to limit the Cash Management Fund's exposure to interest rate and credit risks associated with long maturity periods. Money market funds that use amortized cost pricing to attempt to maintain a $1.00 net asset value, such as the Fund, must comply with Rule 2a-7.



         Amendments to Rule 2a-7, adopted by the Commission after the Cash Management Fund adopted its policy, clarified that the maximum maturity period for any portfolio security is 397 days or less. The Board is recommending to shareholders that the Cash Management Fund's investment policy be amended to mirror the language of Rule 2a-7, and to make clear that the maximum maturity period of any portfolio security is 397 days or less. In addition, it is recommended that the policy be made non-fundamental. The Trustees believe that this will benefit the Cash Management Fund and is in the best interests of shareholders. In approving the proposed change, the Trustees evaluated compliance with Rule 2a-7, as amended, and the possibility that the Fund's investment flexibility would be enhanced. This change will in no way affect the Cash Management Fund's investment policy with respect to the average maturity of the Fund's portfolio, which, on a dollar-weighted basis, will be ninety (90) days or less.



         In conjunction with this change, the Cash Management Fund's management has also recommended that another of the current fundamental investment policies of the Cash Management Fund regarding the types of money market instruments that the Fund is permitted to purchase be amended and made non-fundamental. The policy states that:

         "The Fund invests in money market instruments that are either rated in the highest short-term rating category by one or more nationally-recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings."

This policy is more restrictive than the requirements of Rule 2a-7 under the 1940 Act, which allow a money market fund, such as the Cash Management Fund, to invest in money market instruments rated in the two highest short-term rating categories of an NRSRO or in the three highest long-term rating categories of an NRSRO, subject to specific percentage limitations. The Fund's investment adviser believes, and the Board has concluded, that this investment policy unnecessarily constrains the Fund's investments, and has proposed amending the policy to state:

         "The Fund invests in money market instruments that are either rated in the two highest short-term rating categories or the three highest long-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings."

         By making these policies non-fundamental, the Cash Management Fund will be able to invest in a broader array of attractive investments that nevertheless comply with the requirements of Rule 2a-7 under the 1940 Act. The Cash Management Fund will continue to be subject to the limitations and restrictions of Rule 2a-7.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


         PROPOSAL #3(k): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE CASH
            MANAGEMENT FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
                     INVESTING IN OTHER INVESTMENT COMPANIES

This Proposal Pertains to the Cash Management Fund Only.



         The Cash Management Fund currently has a fundamental investment policy prohibiting investment in the securities issued by any other investment company, except as part of a merger, consolidation or other acquisition. The Cash Management Fund's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Cash Management Fund's investments. Amending this policy would expand the investment opportunities available to the Cash Management Fund by allowing the Fund to invest in other investment companies. Investments in other investment companies are limited under the 1940 Act and, in the case of the Cash Management Fund, by an exemptive order issued by the Commission (the "Order"). The 1940 Act and the Order limit both the portion of the Cash Management Fund's assets which may be so invested in a particular fund, and the percentage of such a fund which may be owned by the Fund. Normally, each investment company in which the Cash Management Fund invests will have its own operating expenses, including advisory fees; however, the Cash Management Fund's investment adviser will waive the portion of its advisory fee attributable to assets invested in other investment companies. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such funds invest, or in the investment techniques or advisers of such funds.



         At the present time, the Board expects to utilize the authority provided by this proposal to invest the Cash Management Fund's temporary cash reserves in shares of money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Trustees believe that maximum flexibility will be afforded to the Cash Management Fund to amend the policy as appropriate in the future without the burden and delay to the Fund and its shareholders of holding a special meeting.

         The ability to purchase shares of money market funds would be beneficial because it would provide the Cash Management Fund with additional investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Cash Management Fund would be forced to hold some of its cash uninvested, resulting in little or no investment income.

         If shareholders approve this item, the new operating policy will read as follows:

         "The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies will be limited to shares of money market funds affiliated with the Fund's investment adviser."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


           PROPOSAL #3(l): TO MAKE NON-FUNDAMENTAL THE CASH MANAGEMENT
            FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING
                          IN U.S. GOVERNMENT SECURITIES

This Proposal Pertains to the Cash Management Fund Only.

         The Cash Management Fund currently has a fundamental investment policy pertaining to investing in U.S. government securities that states:

"The Fund may purchase marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities."

         This investment policy was initially adopted as a fundamental policy. However, the Cash Management Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with an identical, non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Fund to change the policy without shareholder approval. However, the Fund has no present intention to materially modify the policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(m): TO MAKE NON-FUNDAMENTAL THE CASH MANAGEMENT
                 FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
                           PURCHASING BANK INSTRUMENTS

This Proposal Pertains to the Cash Management Fund Only.

         The Cash Management Fund currently has a fundamental investment policy pertaining to purchasing bank instruments. The policy states:

         "The Fund will not invest in instruments of domestic and foreign banks and savings and loans unless they have capital, surplus, and undivided profits of over $100,000,000, or unless the principal amount of the instrument is insured by the Bank Insurance Fund ("BIF") which is administered by the Federal Deposit Insurance Corporation ("FDIC") or the Savings Association Insurance Fund ("SAIF") which is administered by the FDIC. These instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs")."

         This investment policy was initially adopted as a fundamental policy. However, the Cash Management Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with an identical, non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Fund to change the policy without shareholder approval. However, the Fund has no present intention to materially modify this policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(n): TO MAKE NON-FUNDAMENTAL THE CASH MANAGEMENT
                 FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
                           PURCHASING COMMERCIAL PAPER

This Proposal Pertains to the Cash Management Fund Only.

         The Cash Management Fund currently has a fundamental investment policy pertaining to purchasing commercial paper. The policy states:

         "Commercial paper investments will be limited to commercial paper rated A-1 by Standard & Poor's Corporation, Prime-1 by Moody's Investors Services, Inc., or F-1 by Fitch Investors Service, and unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper."

         This investment policy was initially adopted as a fundamental policy. However, the Cash Management Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with an identical, non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Fund to change the policy without shareholder approval. However, the Fund has no present intention to materially modify this policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(o): TO MAKE NON-FUNDAMENTAL THE CASH MANAGEMENT
             FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING ENGAGING
                      IN REPURCHASE AGREEMENT TRANSACTIONS

This Proposal Pertains to the Cash Management Fund Only.

         The Cash Management Fund currently has a fundamental investment policy pertaining to engaging in repurchase agreements. The policy states:



         "The Fund may also utilize repurchase agreements, which are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of the sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees."



         This investment policy was initially adopted as a fundamental policy. However, the Cash Management Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Fund's existing fundamental policy regarding engaging in repurchase agreements be replaced with an identical, non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Fund to change the policy without shareholder approval. However, the Fund has no present intention to materially modify this policy.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



       PROPOSAL #3(p): TO MAKE NON-FUNDAMENTAL THE CASH MANAGEMENT FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING ENGAGING IN WHEN-ISSUED AND
                          DELAYED DELIVERY TRANSACTIONS

This Proposal Pertains to the Cash Management Fund Only.

         The Cash Management Fund currently has a fundamental investment policy pertaining to engaging in when-issued and delayed delivery transactions. The policy states:



         "The Fund may purchase short-term U.S. government obligations on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to deliver the securities may cause the Fund to miss a price or yield considered to be advantageous."



         This investment policy was initially adopted as a fundamental policy. However, the Cash Management Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Fund's existing fundamental policy relating to when-issued and delayed delivery transactions be replaced with an identical, non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Fund to change the policy without shareholder approval. However, the Fund has no present intention to materially modify this policy



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                PROPOSAL #4: ELIMINATION OF CERTAIN OF THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

          The Board has determined that certain of the current fundamental investment policies of the Funds are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities that are permitted investments and that are consistent with their investment objectives and policies.

          The policies being removed are listed below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each change by each Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below).

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #4(a): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING SELLING SECURITIES SHORT



         The Funds are not required to have a fundamental restriction with respect to short sales of securities. To maximize the Funds' flexibility in this area, the Board believes that the Funds' restrictions on short sales of securities should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental restriction, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short. Moreover, the Funds, as money market funds, are subject to substantive regulation pursuant to Rule 2a-7 under the 1940 Act that has the effect of precluding the Funds from selling securities short.

         Upon the approval of Proposal #4(a), the existing fundamental restrictions on selling securities short for the Funds will be eliminated.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #4(b): TO REMOVE THE PRIME FUND'S AND THE TAX-FREE
                     FUND'S FUNDAMENTAL INVESTMENT POLICIES
                  REGARDING INVESTING IN RESTRICTED SECURITIES



This Proposal Pertains to the Prime Fund and the Tax-Free Fund Only.



         The Prime Fund's current fundamental investment policy on investing in restricted securities states:

         "The Fund will not invest more than 10% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale, except for commercial paper issued under
         Section 4(2) of the Securities Act of 1933."

         The Tax-Free Fund's current policy on investing in restricted securities reads as follows:

         "The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under federal securities laws, except for restricted securities determined to be liquid under criteria established by the Trustees."

         These policies were adopted because historically restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Funds, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Funds' portfolios must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid, and can be purchased without jeopardizing the liquidity of the Funds' portfolios.

         Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

         The Funds' current policies prevent the Funds from acquiring a restricted security that may be viewed by the adviser as liquid, other than
Section 4(2) commercial paper (in the case of the Prime Fund only). If this proposal is approved, the Funds will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for the liquidity.

         If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Funds' net assets in accordance with the Funds' current policy on investing in illiquid securities.

         If shareholders do not approve the above proposal, the Tax-Free Fund will continue to invest no more than 10% of its total assets in restricted securities of any kind, and the Prime Fund will continue to invest no more than 10% of its total assets in restricted securities of any kind, except for Section 4(2) commercial paper.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #4(c): TO REMOVE THE CASH MANAGEMENT FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING FOR THE PURPOSE OF CONTROL

This Proposal Pertains to the Cash Management Fund Only.

         The Cash Management Fund's current policy prohibits the acquisition of the securities of any issuer, including investment companies, for the purpose of exercising control over, or management of, any company. The policy states:

         "The Fund will not acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company, except as part of a merger, consolidation or other acquisition. It will not invest in securities of a company for the purpose of exercising control or management."

         "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

         When the Cash Management Fund adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. Elimination of this policy would clarify the Cash Management Fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Cash Management Fund, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company.



         Shareholders of the Cash Management Fund are also being asked to approve amendments to the Fund's fundamental investment policy relating to investing in securities of other investment companies. See Proposal #3(k) in this Proxy.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #4(d): TO REMOVE THE CASH MANAGEMENT FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE PURCHASE OF SECURITIES OF CERTAIN ISSUERS


This Proposal Pertains to the Cash Management Fund Only.

         The Cash Management Fund is presently subject to a limitation that states:

         "The Fund will not purchase or retain securities of any issuer if the officers and Trustees of the Trust or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together beneficially own more than 5% of the issuer's securities."

         There is no legal requirement that the Cash Management Fund have this fundamental policy. This restriction was imposed by state laws and was preempted by NSMIA. Moreover, the Board of the Trust and the Fund's investment adviser do not believe this policy provides any safeguards against conflicts of interest that are not already effectively covered under the Trust's Code of Ethics. Accordingly, the Board believes this restriction should be eliminated.

         Upon the approval of Proposal #4(d), the existing fundamental policy on purchasing securities of issuers in which affiliates of the Trust own securities for the Cash Management Fund will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting



         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of each Fund is required to approve each of the proposals, except the election of the Trustees and the ratification of the selection of the Auditors.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.



         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

Share Ownership of the Trustees
Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the respective classes of the Funds:

Cash Management Fund: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares class of the Fund: FBS Investment Services Inc., Minneapolis, MN, for the benefit of various customers, owned approximately 189,539,342.97 shares (11.51%); Fiduciary Trust Company International, New York, NY, on behalf of various customer accounts, owned approximately 105,821,810.37 shares (6.42%); Stephens Inc., Little Rock, AK, on behalf of various customer accounts, owned approximately 97,301,862.47 shares (5.91%) and Dain Rauscher Inc., Minneapolis, MN, for the benefit of various customers, owned approximately 84,391,120.56 shares (5.12%). At the close of business on the Record Date, to the knowledge of management, no person owned more than 5% of the outstanding shares of the Cash Series Two Shares class of the Fund.

Government Fund: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares class of the
Fund: Fleet Securities Corp., Rochester, NY, on behalf of various customer accounts, owned approximately 311,004,745.53 shares (7.46%); and Var & Co., St. Paul, MN, owned approximately 232,599,941 shares (5.58%). The following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares class of the Fund: Lane & Co., San Diego, CA, owned approximately 87,649,864.81 shares (5.11%).

Tax-Managed Fund: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares class of the Fund: Citizens Bank of Rhode Island, Providence, RI, on behalf of various customer accounts, owned approximately 171,598,217.90 shares (13.36%); RF Micro Devices, Greensboro, NC, owned approximately 110,187,566.50 shares (8.58%); and Perry Baker & Co., Westerly, RI, owned approximately 81,932,476.78 shares (6.38%). The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares class of the Fund:
Scaup & Co., Boston MA, owned approximately 182,405,283.76 shares (15.96%); Panabco, Newark, OH, owned approximately 134,681,173.79 shares (11.78%); Mellon Bank Capital Markets, Pittsburgh, PA, on behalf of various customer accounts, owned approximately 125,000,000 shares (10.94%); and Santa Monica Bank, Santa Monica, CA, on behalf of various customer accounts, owned approximately 77,026,859.56 shares (6.74%).

Prime Fund: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares class of the Fund: Laba & Co., Chicago, IL, on behalf of various customer accounts, owned approximately 878,228,684.77 shares (25.61%); Peoples Bank, Bridgeport, CT, owned approximately 269,056,491 shares (7.85%); and Var & Co., St. Paul, MN, owned approximately 186,236,983 shares (5.43%). The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares class of the Fund: America Online, Inc., Dulles, VA, owned approximately 754,600,000 shares (14.42).

Tax-Free Fund: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares class of the Fund: Naidot & Co., Woodbridge, NJ, on behalf of various customer accounts, owned approximately 324,408,554. shares (32.47%); Morand & Company, Chicago, IL, on behalf of various customer accounts, owned approximately 64,631,129.48 shares (6.47%); and Hibspec, Milwaukee, WI, on behalf of various customer accounts, owned approximately 55,280,482.15 shares (5.53). The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares class of the Fund: Wachovia Bank of North Carolina, Winston-Salem, NC, owned approximately 321,602,612.65 shares (14.10%); The Chase Manhattan Bank, NA, New York, NY, owned approximately 282,658,154 shares (12.40%); and Var & Co., St.
Paul, MN, owned approximately 140,690,840 shares (6.17%).

Treasury Fund: The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares class of the Fund: Trustman, Atlanta, GA, on behalf of various customer accounts, owned approximately 497,284,628.94 shares (9.28%); Citibank, NA, on behalf of various customer accounts, owned approximately 424,433,168.97 shares (7.92%); The Chase Manhattan Bank, NA, New York, NY, owned approximately 410,745,164 shares (7.67%); and Plitt & Co., Baltimore, MD, owned approximately 297,280,975.60 shares (5.55%). The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares class of the
Fund: Turtle & Co., Boston, MA, owned approximately 908,590,866.59 shares (16.11%); Fleet Securities Corp., Rochester, NY, owned approximately 498,916,070.56 shares (8.85%); and Var & Co., St. Paul, MN, owned approximately 306,987,682 shares (5.44%). The following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Institutional Capital Shares class of the Fund: DC Financial Responsibility Authority, Washington, DC, owned approximately 97,297,251.68 shares (24.60%); First Nebraska Trust Company, Lincoln, NE, owned approximately 20,134,432.41 shares (5.09%); DCFRA (Escrow Account ), owned approximately 159,227,000 shares (40.26%), and DC FRA DCPS Connie Lee, Washington, DC, owned approximately 20,299,632.09 shares (5.13%).




Trustee Compensation

Name,                                     Aggregate                           Total Compensation Paid
Position With                           Compensation                            From Fund Complex+
Trust                                       From
                                           Trust1#
--------------------------------- -------------------------- ----------------------------------------------------------
John F. Donahue*@                            $0              $0 for the Trust and
Chairman and Trustee                                         56 other investment companies in the Fund Complex
Thomas G. Bigley                           $18,351           $111,222 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
John T. Conroy, Jr.                        $20,189           $122,362 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
William J. Copeland                        $20,189           $122,362 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
John F. Cunningham**                         $0              $0 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
J. Christopher Donahue*                      $0              $0 for the Trust and
President and Trustee                                        18 other investment companies in the Fund Complex
James E. Dowd                              $20,189           $122,362 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.*                   $18,351           $112,222 for the Trust and
Trustees                                                     56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.@                   $20,189           $112,222 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Peter E. Madden                            $18,351           $112,222 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Charles F. Mansfield**                       $0              $0 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
John E. Murray, Jr.                        $18,351           $112,222 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Wesley W. Posvar                           $18,351           $112,222 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Marjorie P. Smuts                          $18,351           $112,222 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
John S. Walsh**                              $0              $0 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended July 31, 1998.

     # The aggregate compensation is provided for the Trust which is comprised of six portfolios.

+ The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.



     ** Messrs. Cunningham, Mansfield and Walsh became members of the Board of Trustees on January 1, 1999. Messrs. Cunningham, Mansfield and Walsh did not receive any fees from the Fund Complex as of the last calendar year.

         During the fiscal year ended July 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         For the most recently completed fiscal year, Messrs. Flaherty, Conroy, Copeland and Dowd served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended July 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:


John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.




Richard J. Thomas
Federated Investors Tower
Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.

Deborah A. Cunningham
Federated Investors Tower
Pittsburgh, PA

Birthdate:  September 15, 1959

Senior Vice President

Senior Vice President, Federated Investment Management Company

Mary Jo Ochson
Federated Investors Tower
Pittsburgh, PA

Birthdate:  September 12, 1953

Senior Vice President

Senior Vice President, Federated Investment Management Company

Susan R. Hill
Federated Investors Tower
Pittsburgh, PA

Birthdate:  June 20, 1963

Vice President

Vice President, Federated Investment Management Company

Margie M. Wilhelm
Federated Investors Tower
Pittsburgh, PA

Birthdate:  ___________, ____

Vice President

Vice President, Federated Investment Management Company


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended July 31, 1998.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


 SHAREHOLDERS                                   ARE REQUESTED TO COMPLETE, DATE
                                                AND SIGN THE ENCLOSED PROXY CARD
                                                AND RETURN IT IN THE ENCLOSED
                                                ENVELOPE, WHICH NEEDS NO POSTAGE
                                                IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary
 May 7, 1999

                                                                      DEFINITIVE



                         MONEY MARKET OBLIGATIONS TRUST

                         Automated Cash Management Trust
                           Government Obligations Fund
                     Government Obligations Tax-Managed Fund
                             Prime Obligations Fund
                            Tax-Free Obligations Fund
                            Treasury Obligations Fund


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, PA  15222-3779



Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779


Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

















Cusip
Cusip
Cusip
Cusip
Cusip
Cusip

(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Automated Cash Management Trust (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 24, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]


Proposal 1        To elect John F. Cunningham, Charles F. Mansfield, Jr. and
John S. Walsh as Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "Vote For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2        To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Fund's fundamental investment policies:

          3(a) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(b) To amend the Fund's fundamental investment policy regarding investing in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To amend the Fund's fundamental investment policy regarding investing in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          3(e) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(f) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(i) To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding the types of money market instruments that the Fund is permitted to purchase
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(j) To amend, and to make non-fundamental, the Fund's fundamental investment policy relating to investing in other investment companies
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(k)    To make non-fundamental the Fund's fundamental investment
policy relating to investing in U.S. government securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(l) To make non-fundamental the Fund's fundamental investment policy relating to purchasing bank instruments FOR [ ] AGAINST
                                    [ ] ABSTAIN [ ]

          3(m) To make non-fundamental the Fund's fundamental investment policy relating to purchasing commercial paper FOR [ ] AGAINST
                                    [ ] ABSTAIN [ ]

          3(n) To make non-fundamental the Fund's fundamental investment policy relating to engaging in repurchase agreement transactions
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(o) To make non-fundamental the Fund's fundamental investment policy relating to engaging in when-issued and delayed delivery transactions
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 4 To eliminate certain of the Fund's fundamental investment policies:

          4(a) To remove the Fund's fundamental investment policy regarding selling securities short FOR [ ] AGAINST [ ] ABSTAIN [ ]

          4(b) To remove the Fund's fundamental investment policy regarding investing for the purpose of exercising control FOR [ ] AGAINST [ ] ABSTAIN [ ]

          4(c) To remove the Fund's fundamental investment policy regarding the purchase of securities of certain issuers FOR [ ] AGAINST [ ] ABSTAIN [ ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Government Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 24, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1        To elect John F. Cunningham, Charles F. Mansfield, Jr. and
John S. Walsh as Trustees of the Trust
                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2        To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Fund's fundamental investment policies:

          3(a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To amend the Fund's fundamental investment policy regarding investing in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend the Fund's fundamental investment policy regarding investing in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          3(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 4        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Government Obligations Tax-Managed Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 24, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                 [   ]

Proposal 1        To elect John F. Cunningham, Charles F. Mansfield, Jr. and
John S. Walsh as Trustees of the Trust
                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2        To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Fund's fundamental investment policies:

          3(a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To amend the Fund's fundamental investment policy regarding investing in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend the Fund's fundamental investment policy regarding investing in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          3(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]


Proposal 4        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 24, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1        To elect John F. Cunningham, Charles F. Mansfield, Jr. and
John S. Walsh as Trustees of the Trust
                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2        To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Fund's fundamental investment policies:

          3(a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To amend the Fund's fundamental investment policy regarding investing in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend the Fund's fundamental investment policy regarding investing in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          3(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(g) to amend the fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 4 To eliminate certain of the Fund's fundamental investment policies:

          4(a) To remove the Fund's fundamental investment policy regarding selling securities short FOR [ ] AGAINST [ ] ABSTAIN [ ]


          4(b) To remove the Fund's fundamental investment policy regarding investing in restricted securities FOR [ ] AGAINST [ ] ABSTAIN [ ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Tax-Free Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 24, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1        To elect John F. Cunningham, Charles F. Mansfield, Jr. and
John S. Walsh as Trustees of the Trust
                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2        To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Fund's fundamental investment policies:

          3(a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To amend the Fund's fundamental investment policy regarding investing in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend the Fund's fundamental investment policy regarding investing in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          3(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]



Proposal 4 To eliminate certain of the Fund's fundamental investment policies:

          4(a) To remove the Fund's fundamental investment policy regarding selling securities short FOR [ ] AGAINST [ ] ABSTAIN [ ]


          4(b) To remove the Fund's fundamental investment policy regarding investing in restricted securities FOR [ ] AGAINST [ ] ABSTAIN [ ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Treasury Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 24, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]

Proposal 1        To elect John F. Cunningham, Charles F. Mansfield, Jr. and
John S. Walsh as Trustees of the Trust
                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                            [   ]
                                    VOTE FOR ALL EXCEPT                [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2        To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Fund's fundamental investment policies:

          3(a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To amend the Fund's fundamental investment policy regarding investing in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend the Fund's fundamental investment policy regarding investing in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          3(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 4        To eliminate the Fund's fundamental investment policy
regarding selling securities short
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]



                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com